UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 20, 2004


                          PEDIATRIX MEDICAL GROUP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)



          FLORIDA                     0-26762                    65-0271219
          -------                     -------                    ----------
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)




                              1301 Concord Terrace
                           Sunrise, Florida 33323-2825
                           ---------------------------
          (Address of Principal Executive Offices, Including Zip Code)


       Registrant's Telephone Number, Including Area Code: (954) 384-0175
                                                           --------------

          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events



     On May 20, 2004, Pediatrix Medical Group, Inc. (the "Company") issued a press release announcing the election of Cesar L. Alvarez as Chairman of the Board, the appointment of Enrique J. Sosa, Ph.D. to a new board seat, the promotion of Joseph M. Calabro to President and Chief Operating Officer and authorization of an extension of the employment contract for its Chief Executive Officer, Roger J. Medel, M.D. The press release is attached as an exhibit hereto and is incorporated herein by reference.

     On May 21, 2004, the Company issued a press release announcing that its Board of Directors authorized an additional share repurchase program of up to $50 million to purchase shares of its common stock based upon general economic and market conditions. The press release is attached as an exhibit hereto and is incorporated herein by reference.

(c).          Exhibits

99.1     Press Release of Pediatrix Medical Group, Inc., dated May 20, 2004.
99.2     Press Release of Pediatrix Medical Group, Inc., dated May 21, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   PEDIATRIX MEDICAL GROUP, INC.


Date:  May 21, 2004                                By: /s/ Karl B. Wagner
                                                       -------------------------
                                                       Karl B. Wagner
                                                       Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

99.1                               Press release dated May 20, 2004.
99.2                               Press release dated May 21, 2004.